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                                                                    EXHIBIT 10.8



                             AMENDMENT NUMBER 1 TO
           AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT



              AMENDMENT NUMBER 1 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of January 16, 1997 among WORLDCOM FUNDING CORPORATION, a Delaware corporation, as transferor (in such capacity, the "Transferor"), WORLDCOM, INC., a Georgia corporation, individually, and as collection agent (in such capacity, the "Collection Agent"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), SHEFFIELD RECEIVABLES CORPORATION ("Sheffield") and NATIONSBANK, N.A., as Agent and Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of December 31, 1996 (the "Transfer and Administration Agreement").

              WHEREAS, the Transferor, the Collection Agent, Sheffield, NationsBank, N.A. and the Company have agreed to make certain amendments to the Transfer and Administration Agreement.

              NOW, THEREFORE, the parties hereby agree as follows:

              SECTION 1. Defined Terms. As used in this Amendment, capitalized terms shall have the same meanings assigned thereto in the Transfer and Administration Agreement.

              SECTION 2. Termination Events. Section 7.1(o) of the Transfer and Administration Agreement is hereby amended by changing the percentage stated in the third line thereof from 10% to 12%.

              SECTION 3. Limited Scope. This amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Company, the Transferor, WorldCom, Inc. the Collection Agent, Sheffield, the Agent or any Bank Investor under the Transfer and Administration Agreement.

              SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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              SECTION 5. Severability; Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              SECTION 6. Ratification. Except as expressly affected by the provisions hereof, the Transfer and Administration Agreement as amended shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Transfer and Administration Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Transfer and Administration Agreement as amended by this Amendment.

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              IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment Number 1 as of the date first written above.

                                   ENTERPRISE FUNDING CORPORATION,
                                     as Company


                                   By:   /s/ STEWART L. CUTLER
                                       ----------------------------------------
                                       Name: Stewart L. Cutler
                                       Title: Vice President


                                   WORLDCOM FUNDING CORPORATION
                                     as Transferor


                                   By:  /s/ David F. Myers
                                      ----------------------------------------
                                      Name: David F. Myers
                                      Title:


                                   WORLDCOM, INC. individually
                                     and as Collection Agent


                                   By:  /s/ Scott D. Sullivan
                                      ---------------------------
                                      Name: Scott D. Sullivan
                                      Title:  CFO and Secretary


                                   SHEFFIELD RECEIVABLES CORPORATION
                                    By Barclays Bank PLC
                                     as Attorney-in-fact


                                   By:  /s/ Andrew Shuster
                                      ---------------------------------
                                      Name: Andrew Shuster
                                      Title: Associate Director


                                   NATIONSBANK, N.A
                                     as Agent and Bank Investor

                                   By:   /s/ Brian C. Blakely
                                      ---------------------------
                                      Name:  Brian C. Blakely
                                      Title: Investment Banking Officer